Lord Abbett Alpha Strategy Fund

Supplement dated April 1, 2016 to the

Summary Prospectus dated March 1, 2016

The following table replaces the table in the subsection under “Management – Portfolio Managers” on page 10 of the summary prospectus:

Portfolio Manager/Title	Member of the Investment Management Team Since
Giulio Martini, Portfolio Manager	2015
Robert I. Gerber, Partner and Chief Investment Officer*	2005
Robert A. Lee, Partner and Deputy Chief Investment Officer	2016
*Mr. Gerber will retire from Lord Abbett effective June 30, 2016, at which time Mr. Lee will succeed him as Lord Abbett’s Chief Investment Officer.

Please retain this document for your future reference.